                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                           FIRST FRANKLIN CORPORATION
              ----------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


          -----------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)  Title of each class of securities to which transaction applies:

         2)  Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

         4)  Proposed maximum aggregate value of transaction:

         5)  Total fee paid:

[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:

         2)  Form, Schedule or Registration Statement No.:

         3)  Filing Party:

         4)  Date Filed:

                           FIRST FRANKLIN CORPORATION
                               4750 ASHWOOD DRIVE
                             CINCINNATI, OHIO 45241
                                 (513) 469-5352

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 22, 2002

         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of First Franklin Corporation (the "Company"), the holding company for The Franklin Savings and Loan Company ("Franklin"), will be held at the corporate office of the Company located at 4750 Ashwood Drive, Cincinnati, Ohio 45241 on April 22, 2002, at 3:00 p.m.

         The Meeting is for the purpose of considering and acting upon:

               1.   The reelection of one director of the Company;

               2. The approval of the First Franklin Corporation 2002 Stock Option and Incentive Plan;

               3. The ratification of the selection of Clark, Schaefer, Hackett & Co. as the independent accountants of the Company for the current fiscal year; and

               4. Such other matters as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors is not aware of any other business to come before the Meeting. Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned.

         Stockholders of record at the close of business on March 6, 2002, are the stockholders entitled to vote at the Meeting and any adjournments thereof. A proxy card and a proxy statement for the Meeting are enclosed. Please fill in and sign the enclosed proxy card and mail it promptly in the enclosed envelope. The proxy card will not be used if you submit a later-dated proxy or written revocation to the Company before the commencement of voting at the Meeting or if you attend and vote at the Meeting in person.

Cincinnati, Ohio                           By Order of the Board of Directors
March 22, 2002


                                           Thomas H. Siemers
                                           President and Chief Executive Officer

================================================================================
     IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
================================================================================

                           FIRST FRANKLIN CORPORATION
                               4750 ASHWOOD DRIVE
                             CINCINNATI, OHIO 45241
                                 (513) 469-5352


                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 22, 2002


         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of First Franklin Corporation (the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting"), which will be held at the corporate office of the Company located at 4750 Ashwood Drive, Cincinnati, Ohio 45241, on April 22, 2002, at 3:00 p.m., and at all adjournments of the Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about March 22, 2002.

         Stockholders who execute proxies retain the right to revoke them at any time prior to the votes being taken at the Meeting. Unless so revoked, the shares represented by proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by the filing of a later-dated proxy or written revocation prior to a vote being taken on a particular proposal at the Meeting or by attending the Meeting and voting in person. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given therein and, in the absence of specific instructions to the contrary, will be voted:

          FOR the reelection of John L. Nolting as a director of the Company --- for a term expiring in 2005;

          FOR the approval of the First Franklin Corporation 2002 Stock Option --- and Incentive Plan (the "2002 Option Plan"); and

          FOR the ratification of the selection of Clark, Schaefer, Hackett & --- Co. ("Clark Schaefer") as the independent accountants of the
               Company for the current fiscal year.

         A majority of the shares of the Company's issued and outstanding common stock (the "Common Stock"), present in person or represented by proxy at the Meeting, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes (defined below) are counted for purposes of determining a quorum.

                                  VOTE REQUIRED

         One director shall be elected by a plurality of the shares voted in person or by proxy at the Meeting. Shares as to which the authority to vote is withheld and shares held by a nominee for a beneficial owner which are present in person or by proxy but are not voted regarding the election of directors ("non-votes") are not counted toward the election of directors. If the enclosed proxy card is signed, dated and returned by the stockholder but no vote is specified thereon, the shares held by such stockholder will be voted FOR the reelection of Mr. Nolting.

         The affirmative vote of the holders of a majority of the shares present in person or by proxy at the Meeting is necessary to approve the 2002 Option Plan and to ratify the selection of Clark Schaefer as the independent accountants of the Company for the current fiscal year. The effect of an abstention or a non-vote is the same as a vote against the 2002 Option Plan and against ratification. If the enclosed proxy card is signed and dated by the stockholder, but no vote is specified thereon, the shares held by such stockholder will be voted FOR the approval of the 2002 Option Plan and FOR the ratification of the selection of Clark Schaefer as independent accountants.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Stockholders of record as of the close of business on March 6, 2002, will be entitled to one vote for each share then held. As of that date, the Company had 1,614,514 shares of Common Stock issued and outstanding.

         The following table sets forth, as of March 6, 2002, share ownership information regarding (i) those persons or entities who were known by management to own beneficially more than five percent of the outstanding shares of Common Stock; and (ii) all directors and executive officers of the Company and its most significant subsidiary, The Franklin Savings and Loan Company ("Franklin"), as a group.

                                                                              Shares Beneficially           Percent of
 Name and Address of Beneficial Owner                                                Owned                     Class
 ------------------------------------                                                -----                     -----
Thomas H. Siemers(1)                                                                 337,896                   20.7%
  First Franklin Corporation
  4750 Ashwood Drive
  Cincinnati, Ohio 45241

Franklin Savings & Loan Company Employee Stock Ownership Plan (2)                    171,624                   10.6
4750 Ashwood Drive
Cincinnati, Ohio 45241

The PNC Financial Services Group, Inc. (3)                                            92,849                    5.75
PNC Bank, National Association (3)
  One PNC Plaza
  249 Fifth Avenue
  Pittsburgh, PA  15222-2707
PNC Bancorp, Inc. (3)
  222 Delaware Avenue
  Wilmington, DE  19899

All directors and executive officers of Franklin                                     551,297                   33.0
  and the Company as a group (10 persons) (4)

-----------------------------

(Footnotes on next page.)

(1) Includes 19,500 shares subject to options and 45,395 shares allocated to his Employee Stock Ownership Plan ("ESOP") account for which he has sole voting and investment power. Mr. Siemers has shared voting and investment power for 33,356 shares. Mr. Siemers has shared investment power for the 126,229 shares owned by the ESOP and allocated to the accounts of other participants.

(2) All shares held by the ESOP are also included as shares beneficially owned by Mr. Siemers as trustee of the ESOP.

(3) Based upon information contained in a Schedule 13G filed February 12, 2002 with the Securities and Exchange Commission by The PNC Financial Services Group, Inc.; PNC Bancorp, Inc.; and PNC Bank, National Association. According to the Schedule 13G filing, each entity reported sole voting power over 91,349 shares, sole investment power over 16,275 shares and shared voting power over 1,500 shares.

(4) Includes shares held directly, shares allocated to executive officers' accounts in the ESOP, shares subject to options and shares held by controlled corporations or certain family members, over which the specified individuals or group effectively exercise sole or shared voting and investment power. Such amount also includes the shares that may be deemed to be beneficially owned by Mr. Siemers, as trustee of the ESOP of Franklin. Shares owned by the ESOP are counted only once in calculating the total number of shares held by Mr. Siemers and the directors and executive officers as a group.

         The following table sets forth, as of March 6, 2002, share ownership information for each director of the Company and for each individual named in the Summary Compensation Table.

                                                                          Shares Beneficially             Percent of
 Name and Address of Beneficial Owner (1)                                        Owned (2)                  Class
 ----------------------------------------                                        ---------                  -----
James E. Cross                                                                  34,518 (3)                   2.1%
Richard H. Finan                                                                80,424 (4)                   5.0
James E. Hoff, S.J.                                                                  -                         -
John L. Nolting                                                                  4,500 (5)                   0.3
Thomas H. Siemers                                                              337,896 (6)                  20.7
Daniel T. Voelpel                                                               54,457 (7)                   3.4

(1) Each of the persons listed in this table may be contacted at the address of the Company, 4750 Ashwood Drive, Cincinnati, Ohio 45241.

(2) Unless otherwise indicated by footnote, the individual has sole voting and investment power for all shares reported as owned.

(3) Includes 3,000 shares that may be acquired upon the exercise of stock options.

(4) Includes 3,000 shares that may be acquired upon the exercise of stock options. Mr. Finan has shared voting and investment power over 77,424 shares.

(5) Includes 3,000 shares that may be acquired upon the exercise of stock options and 1,500 shares owned by DataTech Services, Inc. of which Mr. Nolting is President and Chief Executive Officer.

(6) Includes 19,500 shares subject to options and 45,395 shares allocated to his ESOP account for which he has sole voting and investment power. Mr. Siemers has shared voting and investment power for 33,356 shares. Mr. Siemers has shared investment power for the 126,229 shares owned by the ESOP and allocated to the accounts of other participants. Shares owned by the ESOP are counted only once in calculating the total number of shares held by Mr. Siemers and the directors and executive officers as a group.

(Footnotes continued on next page.)

(7) Includes 9,000 shares that may be acquired upon the exercise of stock options. Mr. Voelpel has sole voting power for 24,169 shares allocated to his ESOP account. Mr. Voelpel shares voting and investment power over 18,300 shares.


                              ELECTION OF DIRECTORS

         The Board of Directors is currently composed of five members. Directors are elected to serve for three-year terms or until their respective successors are elected and qualified. Approximately one-third of the Board of Directors of the Company is elected annually.

         The full Board of Directors acts as a nominating committee for the annual selection of its nominees as directors. The nominating committee and the Board of Directors will consider nominees recommended by others, but it has not actively solicited nominations or established any procedures for this purpose.

         The following table sets forth certain information regarding the composition of the Company's Board of Directors, including terms of office. The proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the reelection of the nominee indicated below. If the nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominee might be unable to serve if elected. Except as disclosed herein, there are no arrangements or understandings between the nominee and any other person pursuant to which the nominee was selected.

                                               Positions held with              Year first
                                                   the Company             elected director of         Term to
Name                           Age (1)             and Franklin            the Company/Franklin        expire
----                           ---                 ------------            --------------------        ------

                                                      NOMINEE
                                                      -------

John L. Nolting                   69                 Director                   1987/1981               2005

                                           DIRECTORS REMAINING IN OFFICE
                                           -----------------------------

James E. Cross                    66                 Director                   1996/1978               2003
Richard H. Finan                  67                 Director                   1987/1968               2003
James E. Hoff, S.J.               69                 Director                   1993/1993               2004
Thomas H. Siemers                 68        President, Chief Executive          1987/1953               2004
                                               Officer and Director

-----------------------------

(1)      As of March 6, 2002.

         The business experience of each director during the last five years is as follows:

         JOHN L. NOLTING has been the President and Chief Executive Officer of DataTech Services, Inc., a computer service company located in Cincinnati, since 1974. He also is a Vice President of N-Soft of North America, a developer of software tools for the telecommunication industry, serves as the President and Chief Executive Officer of Queen City Leasing, an automobile leasing company located in Cincinnati, and is a Director and the President of DirectTeller Systems, Inc.

         JAMES E. CROSS is a partner in the Dayton, Ohio law firm of Allbery Cross Fogarty and has practiced with that firm since 1985. He was a member of the Board of Directors of Central Savings in Dayton, Ohio when it merged with Franklin in 1978, and has served as a director of Franklin since then.

         RICHARD H. FINAN is the President of the Ohio State Senate. He has been a member of the Ohio legislature since 1973 and has had a legal practice since 1959. Mr. Finan also serves as legal counsel for Madison Service Corporation, Franklin's wholly-owned subsidiary, and DirectTeller Systems, Inc., a joint venture between the Company and DataTech Services, Inc. Mr. Finan is also a director of Union Central Life Insurance Company.

         JAMES E. HOFF, S.J., is Chancellor of Xavier University in Cincinnati, Ohio. Previously, he was President of Xavier, a position he held from 1991 until December 31, 2000. Prior to his arrival at Xavier, Fr. Hoff was President of the Creighton Foundation and Vice President of University Relations at Creighton University. Fr. Hoff is also a director of the Western Southern Life Insurance Co.

         THOMAS H. SIEMERS has been employed by Franklin since 1949, has been a director of Franklin since 1953, and has served as President and Chief Executive Officer since 1968. Mr. Siemers served as a director of the Federal Home Loan Bank of Cincinnati from 1978 to 1983, as the Chairman of the Ohio Savings and Loan League in 1981 and 1982 and on the Executive Committee of the U.S. League of Savings Institutions from 1982 to 1985.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

         Regular meetings of the Company's Board of Directors are held quarterly. During the year ended December 31, 2001, the Company's Board of Directors held a total of eight regular and special meetings. All incumbent directors of the Company attended at least 75% of the total meetings of the Company's Board of Directors and meetings held by all committees of the Company's Board of Directors on which such director served during the year, except Fr. Hoff.

         The Company has an Audit Committee, which is composed of the four outside directors. The Audit Committee met once during 2001. For a description of the duties of the Audit Committee, see "AUDIT COMMITTEE REPORT." The Company has no standing compensation or nominating committees.

         The full Board of Directors acts as the nominating committee for the annual selection of its nominees for the election of directors. During 2001, the Board of Directors met once acting as a nominating committee.

         The Board of Directors of Franklin, the principal subsidiary of the Company, includes the five directors of the Company, and Donald E. Newberry, Sr., and Mary W. Sullivan. Regular meetings of

Franklin's Board of Directors are held on a monthly basis. Franklin's Board of Directors held a total of fifteen regular and special meetings during 2001. All directors attended at least 75% of the total meetings of Franklin's Board of Directors and meetings held by all committees of Franklin's Board of Directors on which such director served, except Fr. Hoff. The Board of Directors of Franklin has standing Executive and Compensation Committees.

         The Executive Committee consists of the President and three other members of Franklin's Board of Directors. Each Board member, other than the President, serves for a total of six months during the year on a rotating basis. This committee met eight times during 2001 and will meet as necessary during 2002. The committee exercises the power of Franklin's Board of Directors between regular Board meetings. All of its actions are reviewed and ratified by Franklin's full Board of Directors.

         Franklin's Compensation Committee reviews and makes recommendations to Franklin's Board of Directors regarding executive compensation and other benefit programs. The Compensation Committee is comprised of Messrs. Siemers, Finan and Nolting. This committee held one meeting during 2001.

COMPENSATION OF THE BOARD OF DIRECTORS

         During 2001, each director, except Fr. Hoff, received $6,250 of director's fees from the Company and $16,250 of director's fees from Franklin. Mr. Siemers does not receive director's fees from Franklin. No fees are currently paid by the Company or Franklin for committee membership.

EXECUTIVE OFFICERS

         The following information as to the business experience during the past five years is supplied for executive officers of the Company and Franklin who do not serve on the Company's Board of Directors. Each officer is elected annually to serve until his or her successor shall have been elected and qualified, or until he or she shall resign or be removed by the Board of Directors. There are no arrangements or understandings between the persons named and any other person pursuant to which such officers were selected.

         DAVID E. HAERR, age 69, joined Franklin in May 1998 as Vice President and Chief Lending Officer. Prior to joining Franklin, Mr. Haerr served as Senior Vice President of lending at Merchants Bank and Trust Company in West Harrison, Indiana. Mr. Haerr has also held lending positions at Fifth Third Bank and Provident Bank in Cincinnati.

         GRETCHEN J. SCHMIDT, age 45, has been the Corporate Secretary/Treasurer of the Company since 1988. She also serves as Vice President of Operations and Secretary of Franklin. Ms. Schmidt held a variety of part-time positions with Franklin between 1971 and 1978, and has held various full-time positions since 1978. Currently, she is responsible for branch operations and general corporate administration. Ms. Schmidt is the daughter of President Siemers.

         DANIEL T. VOELPEL, age 53, has been Vice President/Chief Financial Officer of the Company since 1988. He also serves as Vice President/Chief Financial Officer of Franklin and Treasurer of DirectTeller Systems, Inc., and Franklin's subsidiary, Madison Service Corporation. He has been with Franklin since 1983.

EXECUTIVE COMPENSATION

         The following table shows the compensation paid or granted by Franklin and its subsidiaries for services rendered during the periods indicated to each executive officer whose annual compensation exceeded $100,000 during the fiscal year. The Company currently does not pay any compensation to its executive officers.

                           SUMMARY COMPENSATION TABLE

                                      --------------------------------------------------------
                                         Annual Compensation          Long Term Compensation
                                                                              Awards
------------------------------------------------------------------------------------------------------------------------
Name and Principal Position      Year    Salary ($)    Bonus ($)      Securities Underlying      All Other Compensation
                                                                       Options/SARs (#)(1)               (2)(3)
------------------------------------------------------------------------------------------------------------------------
THOMAS H. SIEMERS                2001     $224,195           --               9,750                      $28,181
President, Chief Executive       2000      222,945           --               4,875                       28,842
Officer and  Director of the     1999      221,392           --               4,875                       27,390
Company and Franklin

DANIEL T. VOELPEL                2001     $119,415       $1,000               4,500                      $20,821
Vice President and Chief         2000      116,487           --               2,250                       20,632
Financial Officer of the         1999      115,755           --               2,250                       19,986
Company and Franklin

-----------------------------

(1) Represents the number of shares of Common Stock underlying options granted to Messrs. Siemers and Voelpel. During 2001, the Company failed to achieve its 2001 performance goals so the options granted in 2000 were reduced by 50%.

(2) For Mr. Siemers, consists of contributions to the Company's defined contribution plan of $17,000, $17,000 and $16,000 for 2001, 2000 and
         1999, respectively, and the $11,181, $11,842 and $11,390 value of the allocations to his ESOP account for 2001, 2000 and 1999, respectively.

(3) For Mr. Voelpel, consists of contributions to the Company's defined contribution plan of $12,560, $12,161 and $11,675, for 2001, 2000 and
         1999, respectively, and the $8,261, $8,471 and $8,311 value of the allocations to his ESOP account for 2001, 2000 and 1999, respectively.


STOCK OPTIONS

         The following table sets forth information regarding all grants of options to purchase common shares of the Company made to individuals named in the Summary Compensation Table during 2001:

                                                                Individual Grants
                      -------------------------------------------------------------------------------------------------
                           Number of Securities           % of Total Options/
                                Underlying                  SARs Granted to              Exercise or         Expiration
Name                    Options/SARs Granted (#)(1)     Employees in Fiscal Year     Base Price ($/Share)       Date
----                    ---------------------------     ------------------------     --------------------       ----
Thomas H. Siemers                 9,750                          14.87%                    $11.15             03/01/07
Daniel T. Voelpel                 4,500                           6.86                      10.14             03/01/12

----------------------------

(1) Each option was granted on December 21, 2001, and is first exercisable for one-third of the shares subject to the option on each of January 20, 2003, 2004 and 2005, provided that both the option recipient and the Company achieve specified performance goals in 2002. If the recipient achieves his 2002 performance goals and the Company fails to achieve its 2002 performance goals, the recipient may exercise only 50% of his allocated options. If the recipient fails to achieve his 2002 performance goals, no options will be exercisable. The options are intended to qualify as incentive stock options.

         The following table sets forth information regarding the number and value of unexercised options held by the individuals named in the Summary Compensation Table at December 31, 2001:

                                   Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Values
                         -------------------------------------------------------------------------------------------------
                                                                                                  Value of Unexercised
                            Shares                       Number of Securities Underlying      In-the-Money Options/SARs at
                         Acquired on        Value      Unexercised Options/SARs at 12/31/01          12/31/01 ($)(1)
Name                     Exercise (#)     Realized           Exercisable/Unexercisable         Exercisable/Unexercisable
----                     ------------     --------           -------------------------         -------------------------
Thomas H. Siemers             0              N/A                  14,625/19,500                         $0/$8,385
Daniel T. Voelpel             0              N/A                   6,750/9,000                           0/ 6,120

----------------------------

(1) An option is "in-the-money" if the fair market value of the underlying stock exceeds the exercise price of the option. The value presented is determined by multiplying the number of shares subject to unexercised options by the difference between the exercise price and the fair market value of a share of the Company's stock on December 31, 2001, of $10.25 per share.


EMPLOYMENT CONTRACT

         On October 23, 2000, the Board of Directors of Franklin approved a three-year employment agreement with Mr. Siemers. The agreement provides for a salary and performance review by the Board of Directors not less often than annually. After such review and prior to the expiration of each year of the agreement, the Board of Directors may extend the agreement for periods of one year each. The agreement provides for inclusion of Mr. Siemers in any formally established employee benefit, bonus, pension and profit-sharing plans for which senior management personnel are eligible and for vacation and sick leave.

         The agreement is terminable by Franklin at any time. In the event of termination by Franklin for "just cause," as defined in the agreement, Mr. Siemers will have no right to receive any compensation or other benefits for any period following such termination. In the event of a termination other than for "just cause" and not in connection with a "change of control", as defined in the agreement, Mr. Siemers will be entitled to payment of an amount equal to the his annual salary for 36 months plus benefits. The agreement further provides that in the event of a termination without just cause in connection with or within one year of a "change of control," Mr. Siemers will be entitled to payment of an amount equal to three times his annual salary. The amount which would be payable to Mr. Siemers in the event of a "change of control," based upon his salary as of December 31, 2001, is $668,835.

TRANSACTIONS WITH MANAGEMENT AND INDEBTEDNESS OF MANAGEMENT

         Franklin, like many financial institutions, has followed a policy of granting to its officers, directors and employees loans for the financing and improvement of their personal residences and consumer loans for other purposes. Except as set forth below, such loans are made in the ordinary course of business and are made on substantially the same terms and collateral as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features. Currently, for loans to the employees, directors and officers of the Company or Franklin and their family members, interest rates are generally set at 1% over Franklin's cost of funds, subject to adjustment to market rates in the event that employment is terminated. If the employment relationship is terminated, the rate will revert to the contract rate and the modification will be canceled. Loan fees on mortgage loans are generally waived except to the extent of direct loan origination expenses incurred by Franklin. Other loans are reviewed on an individual basis and any preferential treatment given is based on the employee's length of service, work performance and past credit history.

         Set forth below is certain information at December 31, 2001, as to all loans made by Franklin to each of its or the Company's current directors or executive officers which were granted at less than market rates and which for any one individual resulted in an aggregate indebtedness to Franklin exceeding $60,000 at any time since January 1, 2000:

                                                       Largest amount      Balance as of                      Market interest
                                       Nature of      outstanding since    December 31,   Current interest  rate at the time of
       Name           Date of loan    indebtedness     January 1, 2000         2001             rate            origination
       ----           ------------    ------------     ---------------     -------------  ----------------  -------------------
Richard H. Finan         06/15/84   First mortgage -       $  63,801         $  52,428          6.625%            10.50%
                                    personal residence
John L. Nolting          04/15/98   First mortgage -         120,960           114,208          6.00               7.375
                                    personal residence
                         02/12/99   Consumer loan             14,631             4,028          7.25               9.25
                         07/19/99   Consumer loan             11,863                 0          6.75               7.75
Gretchen J. Schmidt      02/13/98   Consumer loan              3,288                 0          8.50              10.50
                         08/12/98   Consumer loan              1,450                 0          6.75               7.75
                         09/01/98   First mortgage -         230,144           221,889          6.00               7.25
                                    personal residence
                         06/09/99   Consumer loan             20,821            11,891          7.00               9.00
                         06/01/00   Consumer loan             13,500             8,889          7.25               9.25


         The Company owns a 51% interest in DirectTeller Systems, Inc. ("DirectTeller"), an Ohio corporation that markets computer software developed by DataTech Services, Inc. ("DataTech"), which owns a 49% interest in DirectTeller, to financial institutions. Director Nolting is the President and Chief Executive Officer of DataTech. When this venture was approved by the Board of Directors of the Company in 1989, Director Nolting abstained from voting on the matter. The Company initially contributed $50,000 and DataTech contributed the software it developed to the initial capitalization of DirectTeller. The Company is responsible for maintaining the financial records of DirectTeller and DataTech is obligated to manage the day to day operations of DirectTeller, including software maintenance and marketing. DataTech does not receive a management fee for performing these services. The Company's investment in Direct Teller was $50,000 at December 31, 2001.

         Director Finan is an attorney at law who from time to time provides legal services to Madison Service Corporation and DirectTeller. During the year ended December 31, 2001, fees paid by the subsidiaries of Franklin and the Company did not exceed five percent of Mr. Finan's gross revenues for the year.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership in the Company. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filings required during the year ended December 31, 2001 were timely filed.


                    APROVAL OF THE FIRST FRANKLIN CORPORATION
                       2002 STOCK OPTON AND INCENTIVE PLAN

GENERAL

         The Board of Directors of the Company has adopted the 2002 Option Plan. The 2002 Option Plan must be approved by the affirmative vote of the holders of a majority of the shares of the Company represented in person or by proxy at the Meeting. The Board of Directors of the Company recommends that the stockholders of the Company approve the 2002 Option Plan.

         The following is a summary of the terms of the 2002 Option Plan and is qualified in its entirety by reference to the full text of the 2002 Option Plan, a copy of which is attached hereto as Exhibit A.

PURPOSE, ADMINISTRATION AND ELIGIBILITY

         The purposes of the 2002 Option Plan include attracting, retaining and providing incentives to the directors, officers and employees of the Company and its subsidiaries by facilitating their purchase of a stock interest in the Company.

         The 2002 Option Plan will be administered by a committee of directors composed of at least two non-employee directors of the Company, as defined in the regulations of the Securities and Exchange Commission pursuant to Section 16(b) of the Exchange Act (the "Stock Option Committee"). The Stock Option Committee may grant options under the 2002 Option Plan at such times as it deems most beneficial to the Company on the basis of an individual participant's position, duties and responsibilities, the value of the individual's services to the Company and any other factor the Stock Option Committee deems relevant. All seven directors and approximately 60 employees, including part-time employees, of the Company and Franklin will be eligible to receive options under the 2002 Option Plan, subject to the determination of the Stock Option Committee. Options granted under the 2002 Option Plan to employees may be "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         The 2002 Option Plan will terminate on December 21, 2011. Without further approval of the stockholders, the Board of Directors may terminate the 2002 Option Plan prior to that date or may amend it from time to time as the Board of Directors may deem advisable, except that the Board of Directors may not, without the approval of the stockholders, make any amendment which would:
(a) increase the aggregate number of shares of Common Stock which may be issued under the 2002 Option Plan (except for adjustments to reflect certain changes in the capitalization of the Company); (b) materially modify the requirements as to eligibility for participation in the 2002 Option Plan; or (c) materially increase the benefits accruing to participants under the 2002 Option Plan. Notwithstanding the foregoing, the Board of Directors may amend the 2002 Option Plan to take into account changes in applicable securities, federal income tax and other applicable laws.

EFFECT ON EXISTING STOCKHOLDERS

         A maximum of 161,000 shares of Common Stock will be reserved for issuance by the Company upon the granting of options to certain directors, officers and employees of the Company or any of its subsidiaries from time to time under the 2002 Option Plan. Any shares of Common Stock issued under the 2002 Option Plan will be authorized but unissued shares or issued shares which have been reacquired by the Company.

         As of March 6, 2002, there were 1,614,514 shares of Common Stock outstanding and 175,343 shares subject to issuance upon the exercise of stock options currently outstanding under the 1997 Stock Option and Incentive Plan (the "1997 Option Plan"). Currently, there are no remaining shares of Common Stock reserved for issuance under the 1997 Option Plan. Additional shares may become available for issuance under the 1997 Option Plan, however, because options granted under the plan are forfeitable if specified performance goals are not met. Forfeited shares become available for grant once again under the 1997 Option Plan. It is the intent of the Company to utilize shares that become available under the 1997 Option Plan for awards prior to utilizing shares under the 2002 Option Plan.

         As shares of Common Stock are issued to directors and officers of the Company who receive and exercise options under the 1997 Option Plan and the 2002 Option Plan, the voting power of the directors and officers of the Company over the outcome of the vote on any matters submitted to the Company's stockholders, including changes of control, will increase.

OPTION TERMS

         The exercise price for options granted under the 2002 Option Plan will be determined by the Stock Option Committee at the time of the grant; provided, however, that the exercise price for an ISO must not be less than 100% of the fair market value of the shares of Common Stock on the date of the grant. If an ISO is granted to a participant who owns more than 10% of the Company's outstanding shares of Common Stock at the time the ISO is granted, the exercise price of the ISO may not be less than 110% of the fair market value of the shares on the date of the grant and the ISO shall not be exercisable after the expiration of five years from the date of the grant.

         Options granted under the 2002 Option Plan will be subject to such other terms as determined by the Stock Option Committee at the time of grant. No stock option will be exercisable after the expiration of ten years from the date of grant. Except in the event of death or disability, if a participant ceases to be a director or employee of the Company or any subsidiary, options that have not become exercisable will terminate and options that are exercisable at the time the participant ceases to be a director or employee will terminate if not exercised within three months of such time. Unless stated otherwise by the Stock Option Committee, in the event of the death or disability of a participant, all options granted to such participant will become exercisable in full and will terminate if not exercised within twelve months of the participant's death or disability. If a participant is "Terminated for Cause," as defined in the 2002 Option Plan, any option which has not been exercised shall terminate as of the date of such termination for cause. An option may not be transferred or assigned other than by will or in accordance with the laws of descent and distribution.

         The Company will receive no monetary consideration for the granting of options under the 2002 Option Plan. Upon the exercise of options, the Company will receive payment in cash or, if acceptable to the Stock Option Committee, shares of Common Stock of the Company or surrendered outstanding stock options. As of March 6, 2002, the market value of the Common Stock underlying the maximum number of options that could be awarded under the 2002 Option Plan is $1.7 million, which is calculated by multiplying 161,000 (the maximum number of options that can be granted under the 2002 Option Plan) by $10.55, the closing per share sales price as reported on The Nasdaq National Market on that date.

TAX TREATMENT OF ISOS

         A participant who is granted an ISO will not recognize taxable income either on the date of the grant or on the date of exercise, although the alternative minimum tax may apply. Upon disposition of shares of Common Stock acquired from the exercise of an ISO, long-term capital gain or loss is generally recognized in an amount equal to the difference between the amount realized on the sale or disposition and the exercise price. If the participant disposes of the shares of Common Stock within two years of the date of the grant or within one year from the date of the transfer of the shares of the Common Stock to the participant (a "Disqualifying Disposition"), however, the participant will recognize ordinary income, as opposed to capital gain, at the time of disposition in an amount generally equal to the lesser of (i) the amount of gain realized on the disposition, or (ii) the difference between the fair market value of the shares received on the date of exercise and the exercise price. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending upon the period of time the shares of Common Stock have been held.

         The Company is not entitled to a tax deduction upon either the exercise of an ISO or the disposition of shares of Common Stock acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income in a Disqualifying Disposition. Ordinary income from a Disqualifying Disposition will constitute compensation but, under current law, will not be subject to tax withholding, nor will it be considered wages for payroll tax purposes. The Company reserves the right to require tax withholding if it determines that such withholding is necessary to comply with changes in such law.

         If the holder of an ISO pays the exercise price, in whole or in part, with previously acquired shares of Common Stock, the exchange should not affect the ISO tax treatment of the exercise. Upon such exchange, and except as otherwise described herein, no gain or loss is recognized by the participant upon delivering previously acquired shares of Common Stock to the Company, and shares of Common Stock received by the participant equal in number to previously acquired shares of Common Stock exchanged therefor will have the same basis and holding period for long-term capital gain purposes as the previously acquired shares of Common Stock. (The participant, however, will not be able to utilize the prior holding period for the purpose of satisfying the ISO statutory holding period requirements for avoidance of a Disqualifying Disposition.) Shares of Common Stock received by the participant in excess of the number of shares previously acquired will have a basis of zero and a holding period that commences as of the date the shares are transferred to the participant upon the exercise of the ISO. If the exercise of an ISO is effected using shares of Common Stock previously acquired through the exercise of an ISO, the exchange of such previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

TAX TREATMENT OF NON-QUALIFIED OPTIONS

         A participant receiving an option that does not qualify as an ISO (a "Non-qualified Option") does not recognize taxable income on the date of the grant of the option, provided that the option does not have a readily ascertainable fair market value at the time it is granted. The participant must recognize ordinary income generally at the time of exercise of a Non-qualified Option in the amount of the difference between the fair market value of the shares on the date of exercise and the option price. The ordinary income received by an employee will constitute compensation for which tax withholding by the Company generally will be required. The amount of ordinary income recognized by a participant may be deductible by the Company in the year that the participant recognizes the income.

         If, at the time of exercise, the sale of the shares of Common Stock could subject the participant to short-swing profit liability under Section 16(b) of the Exchange Act, such person generally will not recognize ordinary income until the date that the participant is no longer subject to such Section 16(b) liability. Upon such date, the participant will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock on such date less the option exercise price. The participant may elect under
Section 83(b) of the Code within 30 days of the date of exercise to recognize ordinary income as of the date of exercise, without regard to the restriction of
Section 16(b).

         Shares of Common Stock acquired upon the exercise of a Non-qualified Option will have a tax basis equal to their fair market value on the exercise date, or other relevant date on which ordinary income is recognized, and the holding period for the shares generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of the shares of Common Stock, the participant will recognize long-term capital gain or loss if the participant has held the shares for more than one year prior to disposition, or short-term capital gain or loss if the participant has held the shares for one year or less.

         If a holder of a Non-qualified Option pays the exercise price, in whole or in part, with previously acquired shares of Common Stock, the participant will recognize ordinary income in the amount by which the fair market value of the shares received exceeds the exercise price. The participant will not recognize gain or loss upon delivering such previously acquired shares of Common Stock to the Company. Shares of Common Stock received by a participant equal in number to the previously acquired shares exchanged therefor will have the same basis and holding period as such previously acquired shares. Shares of Common Stock received by a participant in excess of the number of such previously acquired shares will have a basis equal to the fair market value of such additional shares as of the date ordinary income is recognized. The holding period for such additional shares of Common Stock will commence as of the date of exercise or such other relevant date.

PROPOSED AWARDS

         The Stock Option Committee awarded options to acquire shares of Common Stock under the 2002 Option Plan to the following persons, subject to the plan's approval by the stockholders:

------------------------------------------------------------- ------------------
Name and Position of Option Recipient                               Shares
                                                              Subject to Options
------------------------------------------------------------- ------------------
THOMAS H. SIEMERS                                                    3,055
President, Chief Executive Officer and Director of the
Company and Franklin
------------------------------------------------------------- ------------------
DANIEL T. VOELPEL                                                    1,410
Vice President and Chief Financial Officer of the Company
and Franklin
------------------------------------------------------------- ------------------
ALL CURRENT EXECUTIVE OFFICERS AS A GROUP                            7,285
------------------------------------------------------------- ------------------
ALL CURRENT DIRECTORS OF THE COMPANY AND FRANKLIN WHO                1,880
ARE NOT EXECUTIVE OFFICERS AS A GROUP
------------------------------------------------------------- ------------------
ALL EMPLOYEES, EXCLUDING EXECUTIVE OFFICERS, AS A GROUP             11,373
------------------------------------------------------------- ------------------

         The Stock Option Committee may grant options under the 2002 Option Plan to the directors, officers and employees of the Company and its subsidiaries in the future at such times as they deem most beneficial to the Company on the basis of the individual participant's position, duties and responsibilities, the value of the participant's services and any other relevant factor. In the past, the Stock Option Committee has awarded options to officers and employees of the Company and Franklin based upon the achievement of specified performance goals. The Stock Option Committee anticipates that it will continue to make such performance based grants under the 2002 Option Plan. The performance based options previously awarded become fully exercisable over a three-year period if both the recipient and the Company meet specified fiscal year performance goals. However, if the recipient achieves his or her fiscal year performance goals and the Company fails to achieve its fiscal year performance goals, the recipient may exercise only 50% of the options. If the recipient fails to achieve his or her fiscal year performance goals, none of the options are exercisable.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2002 OPTION
                                         ---
PLAN.


                      SELECTION OF INDEPENDENT ACCOUNTANTS

         Clark Schaefer conducted the independent audit of the Company for the year ended December 31, 2001, and the Board of Directors has selected Clark Schaefer as the independent accountants of the Company for the fiscal year ended December 31, 2002.

         The Board of Directors is requesting and recommends that the stockholders of the Company ratify the selection of Clark Schaefer as the independent accountants of the Company for the current fiscal year. Management of the Company expects that a representative of Clark Schaefer will be present at the Annual Meeting, and that such representative will have an opportunity, if desired, to make a statement and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION
                                         ---
OF CLARK SCHAEFER AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE CURRENT FISCAL YEAR.


                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors of the Company is comprised of four directors, all of whom are considered "independent" under Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Audit Committee is responsible for overseeing the Company's accounting functions and controls, as well as recommending to the Board of Directors an accounting firm to audit the Company's financial statements. The Audit Committee has adopted a charter to set forth its responsibilities.

         The Audit Committee received and reviewed the report of Clark Schaefer regarding the results of their audit, as well as the written disclosures and the letter from Clark Schaefer required by Independence Standards Board Standard No.
1. The Audit Committee reviewed the audited financial statements with the management of the Company. A representative of Clark Schaefer also discussed with the Audit Committee the independence of Clark Schaefer from the Company, as well as the matters required to be discussed by Statement of Auditing Standards
61. Discussions between the Audit Committee and the representative of Clark Schaefer included the following:

     - Clark Schaefer's responsibilities in accordance with generally accepted auditing standards

     - The initial selection of, and whether there were any changes in, significant accounting policies or their application

     -    Management's judgments and accounting estimates

     -    Whether there were any significant audit adjustments

     -    Whether there were any disagreements with management

     -    Whether there was any consultation with other accountants

     - Whether there were any major issues discussed with management prior to Clark Schaefer's retention

     - Whether Clark Schaefer encountered any difficulties in performing the audit

     - Clark Schaefer's judgments about the quality of the Company's accounting principles

     - Clark Schaefer's responsibilities for information prepared by management that is included in documents containing audited financial statements

         Based on its review of the financial statements and its discussions with management and the representative of Clark Schaefer, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2001, to be filed with the SEC.

         Audit Committee

                  James E. Cross
                  Richard H. Finan
                  James E. Hoff, S.J.
                  John L. Nolting

AUDIT FEES

         During the year ended December 31, 2001, Clark Schaefer billed the Company $51,020 in fees for professional services in connection with the audit of the Company's annual financial statements and the review of financial statements included in the Company's Forms 10-QSB and 10-KSB.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         During 2001, no fees were incurred by the Company from Clark Schaefer for professional accounting services to design, implement or manage, hardware or software that collects or generates information significant to the Company's financial statements.

ALL OTHER FEES

         During 2001, Clark Schaefer billed the Company $8,240 in fees for services rendered by Clark Schaefer for all accounting services other than the services discussed under the headings AUDIT FEES and FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES above. The majority of these fees were for the preparation of tax returns and a review of accounting controls.

                              STOCKHOLDER PROPOSALS

         To be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal requesting action at such meeting must be received at the Company's main office, 4750 Ashwood Drive, Cincinnati, Ohio 45241, no later than November 22, 2002. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act. In addition, if a stockholder intends to present a proposal at next year's Annual Meeting of Stockholders without including the proposal in the proxy materials related to that meeting, and if the proposal is not received by February 5, 2003, then the proxies designated by the Board of Directors of the Company for next year's Annual Meeting of Stockholders of the Company may vote in their discretion on any such proposal any shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter properly comes before the Meeting, the holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

         The Company's Annual Report to Stockholders for 2001, including financial statements, is also enclosed. Any stockholders who have not received a copy of the 2001 Annual Report may obtain a copy by writing to the Company. The 2001 Annual Report is not to be treated as part of the proxy solicitation materials, or as having been incorporated herein by reference.

                                       BY ORDER OF THE BOARD OF DIRECTORS



Cincinnati, Ohio                       Thomas H. Siemers
March 22, 2002                         President and Chief Executive Officer

                                    EXHIBIT A
                                    ---------

                           FIRST FRANKLIN CORPORATION
                      2002 STOCK OPTION AND INCENTIVE PLAN

     1. PURPOSE. The purpose of the First Franklin Corporation 2002 Stock Option and Incentive Plan (this "Plan") is to promote the best interests of First Franklin Corporation (the "Company") and its stockholders by enabling the Company to attract, retain and reward directors, officers, managerial and other employees of the Company and any Subsidiary (hereinafter defined), and to strengthen the mutuality of interest between such directors, officers and employees of the Company and the Company's stockholders.

     2. DEFINITIONS. For purposes of this Plan, the following terms shall have the meanings set forth below:

         (a) "Board" means the Board of Directors of the Company.

         (b) "Code" means the Internal Revenue Code of 1986, as amended, or any successor thereto, together with rules, regulations and interpretations promulgated thereunder.

         (c) "Committee" means the Committee of the Board constituted as provided in Section 3 of this Plan.

         (d) "Common Shares" means the shares of common stock of the Company or any security of the Company issued in substitution, in exchange or in lieu thereof.

         (e) "Company" means First Franklin Corporation, a Delaware corporation, or any successor corporation.

         (f) "Employment" means regular employment, including part-time employment, with the company or a Subsidiary and does not include service as a director or officer only.

         (g) "ERISA" means the Employee Retirement Income Security Act, as amended, or any successor thereto, together with rules, regulations and interpretations promulgated thereunder.

         (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

         (i) "Fair Market Value" means and shall be determined as follows:

               (i) If the Common Shares are traded on a national securities exchange at the time of grant of a Stock Option, then the Fair Market Value shall be the average of the highest and the lowest selling price on such exchange on the date such Stock Option is granted or, if there were no sales on such date, then on the next prior business day on which there was a sale.

               (ii) If the Common Shares are quoted on The Nasdaq Stock Market at the time of the grant of the Stock Option, then the Fair Market Value shall be the mean between the closing high bid and low asked quotation with respect to a Common Share on such date on The Nasdaq Stock Market.

               (iii) If the Common shares are not traded on a national securities exchange or quoted on The Nasdaq Stock Market, then the Fair Market Value shall be as determined by the Committee.

         (j) "Incentive Stock Option" means any Stock Option granted pursuant to the provisions of Section 7 of this Plan that is intended to be and is specifically designated as an "Incentive Stock Option" within the meaning of
Section 422 of the Code.

         (k) "Non-Qualified Stock Option" means any Stock Option granted pursuant to the provisions of Section 7 of this Plan that is not an Incentive Stock Option.

         (l) "Participant" means an employee, director or officer of the Company or a Subsidiary who is granted a Stock Option under this Plan. Notwithstanding the foregoing, for the purposes of the granting of any Incentive Stock Option under this Plan, the term "Participant" shall include only employees of the Company or a Subsidiary.

         (m) "Plan" means the First Franklin Corporation 2002 Stock Option and Incentive Plan, as set forth herein and as it may be hereafter amended from time to time.

         (n) "Stock Option" means an award of an option to purchase Common Shares granted pursuant to the provisions of Section 7 of this Plan.

         (o) "Subsidiary" means any corporation or entity in which the Company directly or indirectly controls 50% or more of the total voting power of all classes of its stock having voting power.

         (p) "Terminated for Cause" means any removal of a director or officer or discharge of an employee for personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of a material provision of any law, rule or regulation (other than traffic violations or similar offenses), a material violation of a final cease-and-desist order or any other action of a director, officer or employee which results in a substantial financial loss to the Company or a Subsidiary.

     3. ADMINISTRATION.

         (a) This Plan shall be administered by the Committee to be comprised solely of two or more non-employee directors as defined by Exchange Act Regulation sec.240.16b-3 (b)(3)(i). The members of the Committee shall be appointed from time to time by the Board.

Members of the Committee shall serve at the pleasure of the Board, and the Board may from time to time remove members from, or add members to, the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business. An action approved in writing by all of the members of the Committee then serving shall be fully as effective as if the action had been taken by unanimous vote at a meeting duly called and held.

         (b) The Committee is authorized to construe and interpret this Plan and to make all other determinations necessary or advisable for the administration of this Plan. The Committee may designate persons other than members of the Committee to carry out its responsibilities under such conditions and limitations as it may prescribe. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, or application of this Plan shall be final, conclusive and binding upon all persons participating in this Plan and any person validly claiming under or through persons participating in this Plan. The Company shall effect the granting of Stock Options under this Plan in accordance with the determinations made by the Committee, by execution of instruments in writing in such form as approved by the Committee.

     4. DURATION OF THIS PLAN. This Plan shall terminate on December 21, 2011, except with respect to Stock Options then outstanding. No Incentive Stock Option may be granted under this Plan after December 21, 2011.

     5. COMMON SHARES SUBJECT TO THIS PLAN. The maximum number of Common Shares with respect to which Stock Options may be granted under this Plan, subject to adjustment as provided in Section 10 of this Plan, shall be 161,000 Common Shares. Common Shares which may be issued under this Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company. No fractional shares shall be issued under this Plan.

     6. ELIGIBILITY AND GRANTS. Persons eligible for Stock Options under this Plan shall consist of directors, officers and managerial and other employees of the Company or a Subsidiary, including part-time employees, who hold positions with significant responsibilities or whose performance or potential contribution, in the judgment of the Committee, will benefit the future success of the Company or a Subsidiary. In selecting the directors, officers and employees to whom Stock Options will be awarded and the number of shares subject to such Stock Options, the Committee shall consider the position, duties and responsibilities of the eligible directors, officers and employees, the value of their services to the Company and the Subsidiaries and any other factors that the Committee may deem relevant. No director, officer or employee shall have any right or entitlement to receive a Stock Option.

     7. STOCK OPTIONS. Stock Options granted under this Plan may be in the form of Incentive Stock Options or Non-Qualified Stock Options, and such Stock Options shall be subject to the following terms and conditions and in such form as the Committee may from time to time approve and shall contain such additional terms and conditions as the Committee shall deem desirable, not inconsistent with the express provisions of the Plan:

         (a) Stock Option Price. The option exercise price for Common Shares purchasable under a Stock Option shall be determined by the Committee at the time of grant; provided, however, that in no event shall the exercise price of an Incentive Stock Option be less than 100% of the Fair Market Value of the Common Shares on the date of the grant of such Incentive Stock Option. Notwithstanding the foregoing, in the case of a Participant who owns Common Shares representing more than 10% of the outstanding common shares at the time an Incentive Stock Option is granted, the option exercise price shall in no event be less than 110% of the Fair Market Value of the Common Shares at the time the Incentive Stock Option is granted.

         (b) Stock Option Terms. Subject to the right of the Company to provide for earlier termination in the event of any merger, acquisition or consolidation involving the Company, the term of each Stock Option shall be fixed by the Committee; provided, however, that the term of Incentive Stock Options will not exceed ten (10) years after the date the Incentive Stock Option is granted; provided further, however, that in the case of a Participant who owns a number of Common Shares representing more than 10% of the Common Shares outstanding at the time an Incentive Stock Option is granted, the term of the Incentive Stock Option shall not exceed five years.

         (c) Exercisability. Except as set forth in Section 7(e) and Section 8 of this Plan, Stock Options awarded under this Plan shall become exercisable commencing on the date or dates and subject to such other terms and conditions as shall be determined by the Committee at the date of the grant.

         (d) Method of Exercise. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the company specifying the number of Common Shares to be purchased, accompanied by payment in full of the purchase price in cash or, if acceptable to the Committee in its sole discretion, in Common Shares already owned by the Participant, or by surrendering outstanding Stock Options. The Committee may also permit Participants, either on a selective or aggregate basis, simultaneously to exercise Stock Options and sell Common Shares thereby acquired, pursuant to a brokerage or similar arrangement approved in advance by the Committee, and use the proceeds from such sale as payment of the purchase price of such Common Shares.

         (e) Special Rule for Incentive Stock Options. With respect to Incentive Stock Options granted under this Plan, to the extent the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the number of shares with respect to which Incentive Stock Options are exercisable under all plans of the Company or a Subsidiary for the first time by a Participant during any calendar year exceeds $100,000.00 or such other limit as may be required by the Code, such Stock Options shall be Non-Qualified Stock Options to the extent of such excess.

     8. TERMINATION OF EMPLOYMENT OR DIRECTORSHIP.

         (a) Except in the event of the death or disability of a Participant, whenever a Participant ceases to be a director or employee of the Company or any Subsidiary of the Company, any Stock Option which has not yet become exercisable shall thereupon terminate and be of no further force or effect, and, subject to extension by the Committee, any Stock Option which has become exercisable shall terminate if it is not exercised within three (3) months of such designation, removal or retirement.

         (b) Unless the Committee shall specifically state otherwise at the time a Stock Option is granted, in the event of the death or disability of a Participant all Stock Options granted to such Participant under this Plan shall become exercisable in full and, subject to extension by the Committee, all options shall terminate if not exercised within twelve months of the Participant's death or disability.

         (c) Notwithstanding the foregoing, in the event a Participant is Terminated for Cause, any Stock Option which has not been exercised shall terminate as of the date of such Termination for Cause.

     9. NON-TRANSFERABILITY OF STOCK OPTION. No Stock Option under this Plan, and no rights or interest therein, shall be assignable or transferable by a Participant except by will or the laws of descent and distribution. During the lifetime of a Participant, Stock Options are exercisable only by the Participant or his or her legal representative.

     10. ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

         (a) The existence of this Plan and the Stock Options granted hereunder shall not affect or restrict in any way the right or power of the Board or the stockholders of the Company to make or authorize the following: any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business; any merger, acquisition or consolidation of the Company; any issuance of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's capital stock or rights thereof; the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business; or any other corporate act or proceeding, including any merger or acquisition which would result in the exchange of cash, stock of any other company or options to purchase the stock of another company for any Stock Option outstanding at the time of such corporate transaction or which would involve the termination of all Stock Options outstanding at the time of such corporate transaction.

         (b) In the event of any change in capitalization affecting the Common Shares of the Company, such as a stock dividend, stock split, recapitalization, merger, consolidation, spin-off, split-up, combination or exchange of shares or other form of reorganization, or any other change affecting the Common Shares, such proportionate adjustments, if any, as the Board in its discretion may deem appropriate to reflect such change shall be made with respect to the aggregate number of Common Shares for which Stock Options in respect thereof may be granted under this Plan, the maximum number of Common Shares which may be sold or awarded to any

Participant, the number of Common Shares covered by each outstanding Stock Option, and the exercise price per share in respect of outstanding Stock Options.

     11. AMENDMENT AND TERMINATION OF THIS PLAN. Without further approval of the stockholders, the Board may at any time terminate this Plan, or may amend it from time to time in such respects as the Board may deem advisable, except that the Board may not, without approval of the stockholders, make any amendment which would (a) increase the aggregate number of Common Shares which may be issued under this Plan (except for adjustments pursuant to Section 10 of this Plan), (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) materially increase the benefits accruing to Participants under this Plan. The above notwithstanding, the Board may amend this Plan to take into account changes in applicable securities, federal income tax and other applicable laws.

     12. MODIFICATION OF OPTIONS. The Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Stock Option which the Board believes to be in the best interests of the Company; provided, however, that no such modification, extension or renewal shall confer on the holder of such Stock Option any right or benefit which could not be conferred on him by the grant of a new Stock Option at such time and shall not materially decrease the Participant's benefits under the Stock Option without the consent of the holder of the Stock Option, except as otherwise permitted under this Plan.

     13. MISCELLANEOUS.

         (a) Tax Withholding. The Company shall have the right to deduct from any settlement, including the delivery or vesting of Common Shares, made under this Plan any federal, state or local taxes of any kind required by law to be withheld with respect to such payments or to take such other action as may be necessary in the opinion of the Company to satisfy all obligation for the payment of such taxes. If Common Shares are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

         (b) No Right to Employment. Neither the adoption of this Plan nor the granting of any Stock Option shall confer upon any employee of the Company or a Subsidiary any right to continued Employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the Employment of any of its employees at any time, with or without cause.

         (c) Annulment of Stock Options. The grant of any Stock Option is provisional until the Participant becomes entitled to the certificate in settlement thereof. In the event a Participant is Terminated for Cause, any Stock Option which is provisional shall be annulled as of the date of such termination.

         (d) Other Company Benefit and Compensation Programs. Payments and other benefits received by a Participant under a Stock Option made pursuant to this Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination indemnity or severance pay law of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company or a Subsidiary unless expressly so provided by such other plan or arrangement, or except where the Committee expressly determines that a Stock Option or portion of a Stock Option should be included to accurately reflect competitive compensation practices or to recognize that a Stock Option has been made in lieu of a portion of competitive annual cash compensation. Stock Options under this Plan may be made in combination with or in tandem with, or as alternatives to, grants, stock options or payments under any other plans of the Company or a Subsidiary. This Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation programs and additional compensation arrangements as it deems necessary to attract, retain and reward directors, officers and employees for their service with the Company and its Subsidiaries.

         (e) Securities Law Restrictions. No Common Shares shall be issued under this Plan unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal and state securities laws. Certificates for Common Shares delivered under this Plan may be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Shares are then listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         (f) Stock Option Agreement. Each Participant receiving a Stock Option under this Plan shall enter into an agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Stock Option and such related matters as the Committee shall, in its sole discretion, determine.

         (g) Cost of Plan. The costs and expenses of administering this Plan shall be borne by the Company.

         (h) Governing Law. This Plan and all actions taken hereunder shall be governed by and construed in accordance with the laws of the State of Delaware, except to the extent that federal law shall be deemed applicable.

         (i) Effective Date. This Plan shall be effective upon December 21, 2001, subject to approval by the Company's stockholders. This plan shall be submitted to the stockholders of the Company for approval at an annual or special meeting of stockholders.

                                 REVOCABLE PROXY
                           FIRST FRANKLIN CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 22, 2002

         The undersigned hereby appoints James E. Cross, Richard H. Finan and James E. Hoff, S.J., or any one of them, with full powers of substitution, to act as proxy or proxies for the undersigned to vote all shares of Common Stock of First Franklin Corporation (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held on April 22, 2002, at the corporate office of the Company located at 4750 Ashwood Drive, Cincinnati, Ohio, at 3:00 p.m., and at any and all adjournments thereof, as follows:

I.     The election of the following director:

       ____  FOR the nominee listed      ____  WITHHOLD authority to vote
             below (except as otherwise        for the nominee listed below
             indicated)

                               JOHN L. NOLTING

       (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).

             ---------------------------------------------------

                                                          FOR   AGAINST  ABSTAIN
II.    The approval of the First Franklin Corporation
       2002 Stock Option and Incentive Plan.              ____    ____     ____

III.   The ratification of the appointment of Clark,
       Schaefer, Hackett & Co. as the independent
       accountants for the Company for the fiscal year
       ended December 31, 2002.                           ____    ____     ____

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

The Board of Directors recommends a vote "FOR" the nominee listed, "FOR" the approval of the 2002 Stock Option and Incentive Plan and "FOR" the ratification of the appointment of the independent accountants.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEE AND THE PROPOSITIONS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

This proxy shall be deemed terminated and of no further force and effect if the undersigned attends and votes in person at the Annual Meeting or submits a later-dated proxy or written revocation to the Company prior to the commencement of voting at the Annual Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the Meeting, a Proxy Statement dated March 22, 2002, and a copy of the 2001 Annual Report to Stockholders.



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------------------------------------       ----------------------------------
Print name of stockholder                  Print name of stockholder


------------------------------------       ----------------------------------
Signature of stockholder                   Signature of stockholder

Dated:                        , 2002       Dated:                         , 2002
       -----------------------                    ------------------------


Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

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PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED
POSTAGE-PAID ENVELOPE.

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